UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05802)

Exact name of registrant as specified in charter:	Putnam Pennsylvania Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2021

Date of reporting period:	June 1, 2020 — November 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Pennsylvania Tax Exempt Income Fund

Semiannual report
11 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTEPX

Putnam Pennsylvania
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 20

Message from the Trustees

January 6, 2021

Dear Fellow Shareholder:

The world is welcoming 2021 with high hopes for the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, President-elect Biden will take office with new proposals to rebuild the economy. The stock and bond markets start the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Pennsylvania residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Keystone State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam Pennsylvania Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 Pennsylvania Tax Exempt Income Fund

Source: Putnam, as of 11/30/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

Pennsylvania Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Pennsylvania Tax Exempt Income Fund

Paul, how did municipal bond funds perform during the reporting period?

As the period began in June 2020, the U.S. economy was experiencing the gradual reopening of several states’ economies and optimism about the development of COVID-19 vaccines. Municipal bonds were rallying off their March and April 2020 pandemic lows. Unprecedented policy initiatives by the Federal Reserve and Congress to ease the economic impact of the pandemic and signs of economic recovery were helping to allay investor concerns.

With the outlook and confidence improving, flows into municipal bond funds were positive during the period. The prospect for higher taxes to meet budget shortfalls and the relative value that municipal bonds offered helped to sustain interest in the asset class, in our view. The Fed’s September 2020 announcement that it expected to keep short-term interest rates near zero until the end of 2023 also fueled demand. With yields on certificates of deposit and Treasuries near zero, investors sought other alternatives. Additionally, we believe investors were drawn to municipal bonds for their historically low-default frequency and

Pennsylvania Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Pennsylvania Tax Exempt Income Fund

the diversification benefits they offer relative to other more volatile asset classes. Supply picked up considerably toward the end of the period as municipal borrowers continued to refinance existing, higher-coupon debt. Most of the increase in supply year over year was due to increased taxable municipal issuance.

Given the improving economic backdrop, credit spreads narrowed during the course of the period but still remained relatively wide, particularly among lower-rated, high-yield municipals. [Credit spreads represent the risk premium investors demand to hold these securities over U.S. Treasuries.] For the six months ended November 30, 2020, the Bloomberg Barclays Municipal Bond Index [the benchmark] rose 3.29%.

How did the fund perform during the reporting period?

For the six months ended November 30, 2020, the fund outperformed its benchmark and the average return of its Lipper peer group, Pennsylvania Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

Prior to the beginning of the reporting period, we took advantage of market volatility and selectively added investment-grade municipal bonds. We also extended duration to a point where we believed the fund’s portfolio had a longer duration than the majority of the fund’s Lipper peers. We achieved this mostly by adding higher-quality, longer-term securities. The municipal bond market rebounded in the second quarter of 2020 due to optimism about the Fed’s unprecedented intervention to provide liquidity and positive inflows. The fund benefited from its overweight positioning in lower-investment-grade securities versus its peers. When the higher-quality segment of the municipal bond market normalized in late summer and the rally slowed, we moderated our long duration posture, becoming more neutral relative to the fund’s Lipper peers. [Duration is a measure of the portfolio’s interest-rate sensitivity.]

At period-end, the fund held an overweight exposure to investment-grade bonds rated A relative to the Lipper peer group. However, the combined, overall exposure to lower-rated high-yield bonds was underweight relative to the Lipper peer group. Duration positioning was neutral relative to the Lipper peer group at period-end. The fund’s yield-curve positioning was focused on longer intermediate-term securities with maturities of 10 to 20 years. As part of this strategy, the fund held an underweight exposure to long maturity holdings compared with its Lipper peers.

The fund was overweight revenue bonds versus general obligation [GO] bonds compared with its Lipper peer group. The fund’s exposure to local governments was limited to credits with, in our view, diverse tax bases and the ability to enact broad revenue enhancements or expense cuts. The fund remained underweight in its exposure to uninsured Puerto Rico municipal debt compared with its Lipper peer group, with no holdings at period-end. We remain cautious on Puerto Rico due to its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook as 2020 comes to a close?

The sudden onset of the recession in March 2020 due to COVID-19-related shutdowns and business closures was unparalleled to

Pennsylvania Tax Exempt Income Fund 7

any that we have seen in the past. That said, many states entered this recession in their best fiscal shape in over a decade. Additionally, a major source of funding for local municipalities is property taxes, which are based on home values. Nationwide, home values climbed more than 6.6% year over year through November 2020, according to Zillow, a real-estate marketing company. This is a very different scenario from the 2008–2009 Great Recession, which had a negative impact on property values, and, by extension, property taxes. Consequently, we believe most states have ample reserves to address a decline in revenues. In our opinion, even states that were less well prepared still have quite a bit of financial flexibility and avenues to raise capital through the credit markets. So, while the municipal bond market has experienced an increase in downgrades, the asset class remains sound overall, in our view.

Given the economic backdrop, credit spreads remain relatively wide. In this environment, we are finding opportunities in the lower parts of the investment-grade universe, including utilities, higher education, charter schools, and tobacco. As a manager of a family of municipal bond funds for over 40 years, we believe Putnam’s experience, insight, and rigorous investment process gives us an advantage in this regard.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Pennsylvania Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/21/89)
Before sales charge	5.08%	45.80%	3.84%	18.76%	3.50%	13.43%	4.29%	4.55%	4.08%
After sales charge	4.95	39.97	3.42	14.01	2.66	8.89	2.88	0.37	–0.08
Class B (7/15/93)
Before CDSC	4.87	38.76	3.33	15.15	2.86	11.35	3.65	3.92	3.77
After CDSC	4.87	38.76	3.33	13.15	2.50	8.35	2.71	–1.08	–1.23
Class C (10/3/06)
Before CDSC	4.83	34.85	3.04	14.28	2.71	10.85	3.49	3.76	3.69
After CDSC	4.83	34.85	3.04	14.28	2.71	10.85	3.49	2.76	2.69
Class R6 (5/22/18)
Net asset value	5.19	49.06	4.07	20.18	3.75	14.27	4.55	4.71	4.22
Class Y (1/2/08)
Net asset value	5.18	48.99	4.07	20.12	3.74	14.21	4.53	4.80	4.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Pennsylvania Tax Exempt Income Fund 9

Comparative index returns For periods ended 11/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	5.64%	53.20%	4.36%	21.25%	3.93%	15.09%	4.80%	4.89%	3.29%
Lipper Pennsylvania
Municipal Debt Funds	5.26	48.51	4.01	18.54	3.45	13.34	4.25	3.78	3.86
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/20, there were 52, 51, 47, 44, 41, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/20

Distributions	Class A		Class B	Class C	ClassR6	Class Y
Number	6		6	6	6	6
Income[1]	$0.104719		$0.076093	$0.069258	$0.117519	$0.116490
Capital gains[2]	—		—	—	—	—
Total	$0.104719		$0.076093	$0.069258	$0.117519	$0.116490
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/20	$9.22	$9.60	$9.20	$9.22	$9.23	$9.23
11/30/20	9.49	9.89	9.47	9.49	9.50	9.50
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.17%	2.08%	1.58%	1.43%	2.44%	2.42%
Taxable equivalent[4]	3.87	3.71	2.81	2.55	4.35	4.31
Current 30-day
SEC yield[5]	N/A	0.99	0.44	0.29	1.29	1.27
Taxable equivalent[4]	N/A	1.76	0.78	0.52	2.30	2.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.87% federal and state combined tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Pennsylvania Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/21/89)
Before sales charge	5.10%	49.97%	4.14%	19.16%	3.57%	13.34%	4.26%	5.18%	3.62%
After sales charge	4.96	43.97	3.71	14.40	2.73	8.80	2.85	0.98	–0.53
Class B (7/15/93)
Before CDSC	4.88	42.59	3.61	15.42	2.91	11.14	3.58	4.44	3.20
After CDSC	4.88	42.59	3.61	13.42	2.55	8.14	2.64	–0.56	–1.80
Class C (10/3/06)
Before CDSC	4.84	38.87	3.34	14.67	2.78	10.76	3.47	4.39	3.23
After CDSC	4.84	38.87	3.34	14.67	2.78	10.76	3.47	3.39	2.23
Class R6 (5/22/18)
Net asset value	5.20	53.49	4.38	20.59	3.82	14.18	4.52	5.46	3.64
Class Y (1/2/08)
Net asset value	5.20	53.42	4.37	20.53	3.81	14.12	4.50	5.43	3.74

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/20	0.85%*	1.45%	1.60%	0.57%	0.60%
Annualized expense ratio for the six-month
period ended 11/30/20	0.85%	1.45%	1.60%	0.58%	0.60%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Distribution and service (12b-1) fees have been restated to reflect current fees.

Pennsylvania Tax Exempt Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/20 to 11/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.35	$7.41	$8.17	$2.97	$3.07
Ending value (after expenses)	$1,040.80	$1,037.70	$1,036.90	$1,042.20	$1,042.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/20, use the following calculation method. To find the value of your investment on 6/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.31	$7.33	$8.09	$2.94	$3.04
Ending value (after expenses)	$1,020.81	$1,017.80	$1,017.05	$1,022.16	$1,022.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Pennsylvania Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in Pennsylvania, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Pennsylvania Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Pennsylvania Tax Exempt Income Fund

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2020, Putnam employees had approximately $525,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Pennsylvania Tax Exempt Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee

16 Pennsylvania Tax Exempt Income Fund

and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at

Pennsylvania Tax Exempt Income Fund 17

current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional

18 Pennsylvania Tax Exempt Income Fund

actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Pennsylvania Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 55, 49 and 47 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Pennsylvania Tax Exempt Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Pennsylvania Tax Exempt Income Fund

The fund’s portfolio 11/30/20 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
BAM Build America Mutual	rate securities with long-term maturities that carry
COP Certificates of Participation	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
Index rate, which was 0.11% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.0%)*	Rating**	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	$1,250,000	$1,619,463
			1,619,463
Guam (0.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	735,000	797,210
			797,210
Illinois (1.0%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa3	1,400,000	1,536,318
			1,536,318
Indiana (1.8%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26),
(BP Products North America, Inc.), Ser. A,
5.00%, 12/1/44	A1	2,250,000	2,731,163
			2,731,163
Pennsylvania (92.6%)
Allegheny Cnty., G.O. Bonds, Ser. C-77,
4.00%, 11/1/34	Aa3	900,000	1,081,791
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds,
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	500,000	501,070
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, Ser. A,
5.00%, 10/15/31	A2	1,000,000	1,035,990
Allegheny Cnty., Sanitation Auth. Rev. Bonds, AGM,
5.00%, 12/1/25	AA	250,000	309,500
Bentworth School Dist. G.O. Bonds, Ser. B, BAM,
3.00%, 11/15/28	AA	1,430,000	1,608,307
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds, (St.
Luke’s U. Health Network), 4.00%, 8/15/39	A3	1,500,000	1,687,980
Cap. Region Wtr. Rev. Bonds, (Swr. Syst.),
5.00%, 7/15/42	A+	2,000,000	2,401,520
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount
Nittany Med. Ctr.), Ser. A
5.00%, 11/15/46	A+	500,000	576,625
5.00%, 11/15/41	A+	800,000	928,296
Chester Cnty., G.O. Bonds, 5.00%, 7/15/36	Aaa	750,000	925,920

Pennsylvania Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB	$225,000	$245,705
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	400,000	434,720
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (West Chester U. Student Hsg., LLC), Ser. A,
5.00%, 8/1/45	Ba2	1,000,000	965,140
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master
Settlement Payment Bonds)
5.00%, 6/1/34	A1	1,000,000	1,251,650
5.00%, 6/1/33	A1	1,000,000	1,255,500
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	494,455
(Dickinson College), 5.00%, 11/1/32	A+	1,000,000	1,075,060
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	700,000	773,143
(Penn State Hlth.), 4.00%, 11/1/44	A1	1,500,000	1,721,460
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia
U.), 5.00%, 5/1/29	Baa3	1,500,000	1,602,150
Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds,
(Dauphin Cons. Wtr. Supply), Ser. A, 6.90%, 6/1/24	A	1,000,000	1,195,500
Doylestown, Hosp. Auth. Rev. Bonds, (Doylestown
Hosp.), Ser. A
5.00%, 7/1/41	Baa2	600,000	667,410
5.00%, 7/1/25	BBB–	500,000	541,985
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds,
(Millersville U. Student Hsg. & Svcs., Inc.)
5.00%, 7/1/34	Ba1	200,000	201,686
5.00%, 7/1/30	Ba1	410,000	412,841
Erie, City School Dist. G.O. Bonds, Ser. A, AGM
5.00%, 4/1/34	AA	825,000	1,050,869
4.00%, 4/1/33	AA	1,150,000	1,356,632
Erie, Higher Ed. Bldg. Auth. Rev. Bonds, (Gannon U.)
Ser. A, 5.375%, 5/1/30	BBB+	1,000,000	1,001,940
5.00%, 5/1/34	BBB+	750,000	812,520
Erie, Wtr. Auth. Rev. Bonds
5.00%, 12/1/43	A2	1,000,000	1,204,150
Ser. A, AGM, 5.00%, 12/1/43	AA	1,000,000	1,252,280
Ser. D, BAM, 4.00%, 12/1/44	AA	1,000,000	1,170,890
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.),
Ser. A-2, 5.00%, 2/15/39	AA–	2,155,000	2,590,482
Geisinger, Auth. Hlth. Syst. Rev. Bonds, (Geisinger
Hlth. Syst.), 5.00%, 4/1/50	AA–	2,000,000	2,509,880
Indiana Cnty., Indl. Dev. Auth. Rev. Bonds, (Student
Co-op Assn., Inc.), 5.00%, 5/1/33	A–	1,000,000	1,057,840
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	1,500,000	1,675,275
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds
(Landis Homes Retirement Cmnty.), Ser. A,
5.00%, 7/1/45	BBB–/F	1,000,000	1,049,130
(St. Anne’s Retirement Cmnty.), 5.00%, 3/1/45	BB+/F	500,000	524,760

22 Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), 5.125%, 7/1/37	BB+/F	$300,000	$319,704
(Masonic Villages of the Grand Lodge of PA),
5.00%, 11/1/35	A	1,000,000	1,106,930
Lancaster Cnty., Hosp. Auth. VRDN, (Masonic
Homes), Ser. D, 0.10%, 7/1/34 (JPMorgan Chase
Bank N.A. (8/31/18))	A-1	1,400,000	1,400,000
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev.
Bonds, (Moravian Manors, Inc.), Ser. A
5.00%, 6/15/49	BB+/F	1,000,000	1,039,410
5.00%, 6/15/44	BB+/F	1,235,000	1,290,810
Lancaster, G.O. Bonds, AGM, 4.00%, 11/1/46	AA	1,000,000	1,094,860
Lancaster, Indl. Dev. Auth. Rev. Bonds
(Garden Spot Village Oblig. Group), 5.375%, 5/1/28
(Prerefunded 5/1/23)	AAA/P	500,000	561,500
(Willow Valley Communities), 4.00%, 12/1/49	A/F	1,550,000	1,669,815
Langhorne Manor Boro., Higher Edl. & Hlth. Auth.
Rev. Bonds, (Woods Svcs.), 5.00%, 11/15/22	A–	1,015,000	1,097,225
Lehigh Cnty., Gen. Purpose Hosp. Rev. Bonds,
(Lehigh Valley Hlth. Network), Ser. A, 5.00%, 7/1/30	A+	350,000	421,799
Lehigh Cnty., Indl. Dev. Auth.
Mandatory Put Bonds (9/1/22), (Elec. Util. Corp.),
Ser. A, 1.80%, 9/1/29	A1	1,000,000	1,010,930
Mandatory Put Bonds (8/15/22), (Elec. Util. Corp.),
Ser. B, 1.80%, 2/15/27	A1	1,000,000	1,011,570
Lycoming Cnty., Auth. Rev. Bonds, 5.00%, 5/1/26	A	1,000,000	1,057,260
Manheim Twp. School Dist. FRN Mandatory Put
Bonds (11/1/21), (Libor Index), Ser. A, 0.571%, 5/1/25	Aa2	1,000,000	998,490
Monroe Cnty., Hosp. Auth. Rev. Bonds, (Pocono
Med. Ctr.), 5.00%, 7/1/41	A+	1,000,000	1,163,380
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev.
Bonds, (Germantown Academy), 4.00%, 10/1/22	BBB+	965,000	1,010,895
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Foulkeways at Gwynedd), 5.00%, 12/1/46	BBB	1,000,000	1,058,010
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/36	A–/F	1,500,000	1,722,300
(Acts Retirement-Life Cmnty.), 5.00%, 11/15/28
(Prerefunded 5/15/22)	A–/F	1,250,000	1,337,375
(ACTS Retirement-Life Communities, Inc.),
4.00%, 11/15/43	A–/F	550,000	603,554
Nazareth Area School Dist. G.O. Bonds, Ser. E,
5.00%, 11/15/39	AA	500,000	598,575
Northampton Cnty., Gen. Purpose Auth. Rev. Bonds,
(Moravian College), 5.00%, 7/1/31	BBB+	500,000	515,545
PA Rev. Bonds, (City of Philadelphia, Wtr. &
Wastewater), 4.00%, 1/1/29	Baa2	650,000	755,235
PA State COP, Ser. A, 5.00%, 7/1/37	A2	1,600,000	1,979,888
PA State Econ. Dev. Fin. Auth. Rev. Bonds
5.00%, 12/31/38	BBB	1,000,000	1,146,500
(PA Bridges Finco LP), 5.00%, 12/31/34	BBB	250,000	289,525
(UPMC Oblig. Group), Ser. A, 5.00%, 2/1/34	A2	1,000,000	1,130,460

Pennsylvania Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	$500,000	$537,730
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. FRN,
(Waste Mgmt., Inc.), Ser. A, 2.625%, 11/1/21	A–	750,000	762,090
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Rev.
Bonds, (Procter & Gamble Paper), 5.375%, 3/1/31	AA–	1,155,000	1,572,948
PA State Fin., Auth. Rev. Bonds, (Penn Hills), Ser. B,
AMBAC, zero %, 12/1/27	AA–/P	1,000,000	901,910
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Drexel U.), Ser. A, 5.125%, 5/1/36
(Prerefunded 5/1/21)	A3	60,000	61,232
(Delaware Valley College of Science & Agriculture),
Ser. LL1, 5.00%, 11/1/42	Ba1	500,000	501,970
(Shippensburg U. Student Svcs.), 5.00%, 10/1/35
(Prerefunded 10/1/22)	AAA/P	250,000	271,723
(Temple U.), Ser. 1, 5.00%, 4/1/32
(Prerefunded 4/1/22)	Aa3	500,000	532,010
(Thomas Jefferson U.), 5.00%, 3/1/32	A2	500,000	532,420
(Temple U.), Ser. 1, 5.00%, 4/1/31
(Prerefunded 4/1/22)	Aa3	1,000,000	1,064,020
(Drexel U.), 4.00%, 5/1/34	A3	2,000,000	2,268,900
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds, (East Stroudsburg), Ser. A, 5.00%, 7/1/35	Baa3	730,000	725,481
PA State Hsg. Fin. Agcy. Rev. Bonds
Ser. A, 3.95%, 10/1/33	AA+	840,000	893,500
Ser. 15-117A, 3.95%, 10/1/30	AA+	240,000	257,119
PA State Pub. School Bldg. Auth. Rev. Bonds,
(Northhampton Cnty. Area Cmnty. College), BAM ##
4.00%, 3/1/31	AA	490,000	582,615
4.00%, 3/1/30	AA	640,000	766,918
PA State Tpk. Comm. Rev. Bonds
Ser. C, 5.00%, 12/1/44	A1	500,000	566,970
Ser. B-1, 5.00%, 6/1/42	A3	675,000	800,631
Ser. A-1, 5.00%, 12/1/40	A1	2,500,000	2,892,900
Ser. 2nd, 5.00%, 12/1/37	A3	1,295,000	1,568,504
5.00%, 6/1/36	A3	2,000,000	2,364,940
5.00%, 12/1/23	A1	1,300,000	1,484,496
stepped coupon zero % (4.75%, 12/1/21),
12/1/37 ††	A2	1,000,000	1,115,540
stepped coupon zero % (4.50%, 2/1/21) 12/1/34 ††	A2	2,250,000	2,501,573
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
Ser. B, 5.00%, 12/1/26	A2	500,000	621,235
Ser. C, zero %, 12/1/38	Aa3	3,000,000	1,927,710
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds,
(String Theory Charter School), 5.00%, 6/15/40 ##	BB+	1,000,000	1,144,450
Philadelphia, G.O. Bonds
Ser. B, 5.00%, 2/1/39	A2	1,250,000	1,574,450
Ser. A, 5.00%, 8/1/37	A2	500,000	607,935

24 Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(MaST Cmnty. Charter School II), 5.00%, 8/1/50	BBB–	$1,050,000	$1,223,282
(Independence Charter School-West),
5.00%, 6/15/50	BB/P	1,375,000	1,444,314
(MaST Cmnty. Charter School II), 5.00%, 8/1/40	BBB–	615,000	732,188
(Saint Joseph’s U.), 4.00%, 11/1/38	A–	1,000,000	1,126,870
Philadelphia, Auth. for Indl. Dev. City Agreement
Rev. Bonds, (Cultural & Coml. Corridors Program),
Ser. A, 5.00%, 12/1/31	A2	1,500,000	1,792,575
Philadelphia, Gas Wks. Rev. Bonds
(1998 Gen. Ordinance), Ser. 15th, 5.00%, 8/1/42	A	2,000,000	2,403,840
5.00%, 8/1/33	A	1,645,000	1,924,979
Philadelphia, Hosp. & Higher Edl. Fac. Auth.
VRDN, (Children’s Hosp. of Philadelphia), Ser. B,
0.11%, 7/1/25	VMIG 1	1,670,000	1,670,000
Philadelphia, Indl. Dev. Auth. Rev. Bonds,
(Alliance for Progress Charter School, Inc.), Ser. A,
5.00%, 6/15/49	BB–/P	500,000	522,580
Philadelphia, Redev. Auth. Rev. Bonds,
(Transformation Initiative), 5.00%, 4/15/26	A2	1,000,000	1,060,850
Philadelphia, School Dist. G.O. Bonds
Ser. F, 5.00%, 9/1/36	A2	1,000,000	1,192,850
Ser. A, 5.00%, 9/1/34	A2	1,000,000	1,172,060
Ser. A, 5.00%, 9/1/33	A2	1,575,000	1,968,640
Ser. A, 5.00%, 9/1/32	A2	1,000,000	1,257,590
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A1	1,500,000	1,696,470
Pittsburgh & Allegheny Cnty., Sports & Exhibition
Auth. Rev. Bonds, (Pkg. Syst.)
5.00%, 12/15/37	A	1,000,000	1,166,820
5.00%, 12/15/35	A	625,000	737,369
5.00%, 12/15/33	A	1,000,000	1,199,170
Pittsburgh Wtr. & Swr. Auth. Rev. Bonds,
Ser. B, AGM ##
4.00%, 9/1/38	AA	300,000	363,120
4.00%, 9/1/37	AA	500,000	607,005
4.00%, 9/1/36	AA	500,000	608,975
Pittsburgh, G.O. Bonds
5.00%, 9/1/35	AA–	300,000	371,658
Ser. B, 5.00%, 9/1/25 (Prerefunded 9/1/22)	AA–	1,250,000	1,355,050
4.00%, 9/1/39	AA–	300,000	350,079
4.00%, 9/1/38	AA–	350,000	409,199
4.00%, 9/1/36	AA–	275,000	323,155
4.00%, 9/1/35	AA–	350,000	412,598
4.00%, 9/1/34	AA–	250,000	295,515
4.00%, 9/1/33	AA–	245,000	290,190
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM,
4.00%, 9/1/34	AA	1,600,000	1,927,968
Reading, School Dist. G.O. Bonds, AGM,
5.00%, 3/1/38	AA	1,250,000	1,501,213

Pennsylvania Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (97.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Scranton, School Dist. G.O. Bonds, Ser. E, BAM,
4.00%, 12/1/37	AA	$1,925,000	$2,216,368
South Central PA, Gen. Auth. Rev. Bonds, (WellSpan
Health Oblig. Group), Ser. A, 5.00%, 6/1/44	Aa3	1,000,000	1,239,270
State College, Area School Dist. G.O. Bonds,
5.00%, 3/15/40	Aa1	750,000	876,720
State Pub. School Bldg. Auth. Rev. Bonds, AGM
5.00%, 12/1/33	AA	595,000	717,231
5.00%, 12/1/33 (Prerefunded 12/1/26)	AA	155,000	197,315
West Shore Area Auth. Rev. Bonds, (Lifeways
at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB–/F	500,000	529,955
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	250,000	302,560
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM,
5.00%, 4/15/59	AA	2,000,000	2,480,436
			141,615,544
Total municipal bonds and notes (cost $137,678,533)			$148,299,698

	Principal amount/
SHORT-TERM INVESTMENTS (4.7%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.17% L	Shares	7,154,909	$7,154,909
U.S. Treasury Bills 0.111%, 12/8/20		$100,000	99,999
Total short-term investments (cost $7,254,907)			$7,254,908

TOTAL INVESTMENTS
Total investments (cost $144,933,440)	$155,554,606

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2020 through November 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $152,928,228.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,467,155 to cover the settlement of certain securities.

26 Pennsylvania Tax Exempt Income Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.11%, 0.15% and 0.23%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	22.0%
Local debt	20.4
Education	13.8
Utilities	12.7
Transportation	12.0

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC
$1,495,000	$9,581	$—	12/1/20	—	0.36% minus	$9,581
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
1,700,000	31,741	—	12/15/20	—	0.94% minus	31,741
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		41,322
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$41,322

Pennsylvania Tax Exempt Income Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$148,299,698	$—
Short-term investments	7,154,909	99,999	—
Totals by level	$7,154,909	$148,399,697	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$41,322	$—
Totals by level	$—	$41,322	$—

The accompanying notes are an integral part of these financial statements.

28 Pennsylvania Tax Exempt Income Fund

Statement of assets and liabilities 11/30/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $137,778,531)	$148,399,697
Affiliated issuers (identified cost $7,154,909) (Notes 1 and 5)	7,154,909
Cash	11,212
Interest and other receivables	1,683,197
Receivable for shares of the fund sold	37,527
Unrealized appreciation on OTC swap contracts (Note 1)	41,322
Prepaid assets	9,939
Total assets	157,337,803

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	4,005,249
Payable for shares of the fund repurchased	125,220
Payable for compensation of Manager (Note 2)	53,494
Payable for custodian fees (Note 2)	8,243
Payable for investor servicing fees (Note 2)	17,622
Payable for Trustee compensation and expenses (Note 2)	73,569
Payable for administrative services (Note 2)	475
Payable for distribution fees (Note 2)	61,179
Distributions payable to shareholders	21,657
Other accrued expenses	42,867
Total liabilities	4,409,575

Net assets	$152,928,228

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$143,927,981
Total distributable earnings (Note 1)	9,000,247
Total — Representing net assets applicable to capital shares outstanding	$152,928,228

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($126,318,368 divided by 13,314,398 shares)	$9.49
Offering price per class A share (100/96.00 of $9.49)*	$9.89
Net asset value and offering price per class B share ($553,134 divided by 58,426 shares)**	$9.47
Net asset value and offering price per class C share ($9,410,988 divided by 991,798 shares)**	$9.49
Net asset value, offering price and redemption price per class R6 share
($257,848 divided by 27,138 shares)	$9.50
Net asset value, offering price and redemption price per class Y share
($16,387,890 divided by 1,725,139 shares)	$9.50

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund 29

Statement of operations Six months ended 11/30/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $6,425 from investments in affiliated issuers) (Note 5)	$2,335,594
Total investment income	2,335,594

EXPENSES
Compensation of Manager (Note 2)	326,898
Investor servicing fees (Note 2)	52,910
Custodian fees (Note 2)	3,605
Trustee compensation and expenses (Note 2)	3,500
Distribution fees (Note 2)	210,920
Administrative services (Note 2)	1,363
Other	71,233
Total expenses	670,429
Expense reduction (Note 2)	(17,100)
Net expenses	653,329

Net investment income	1,682,265

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	368,813
Futures contracts (Note 1)	23,571
Swap contracts (Note 1)	161,793
Total net realized gain	554,177
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	3,850,005
Swap contracts	(5,947)
Total change in net unrealized appreciation	3,844,058

Net gain on investments	4,398,235

Net increase in net assets resulting from operations	$6,080,500

The accompanying notes are an integral part of these financial statements.

30 Pennsylvania Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/20*	Year ended 5/31/20
Operations
Net investment income	$1,682,265	$3,774,680
Net realized gain on investments	554,177	611,111
Change in net unrealized appreciation (depreciation)
of investments	3,844,058	(417,651)
Net Increase in net assets resulting from operations	6,080,500	3,968,140
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(26,298)
Class B	—	(217)
Class C	—	(2,508)
Class M	—	—
Class R6	—	(51)
Class Y	—	(2,454)
From tax-exempt net investment income
Class A	(1,428,408)	(3,127,614)
Class B	(5,298)	(19,852)
Class C	(73,864)	(217,114)
Class M	—	(41,270)
Class R6	(2,954)	(6,538)
Class Y	(168,233)	(316,362)
Decrease from capital share transactions (Note 4)	(1,262,426)	(4,228,106)
Total increase (decrease) in net assets	3,139,317	(4,020,244)

NET ASSETS
Beginning of period	149,788,911	153,809,155
End of period	$152,928,228	$149,788,911

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income	on investments	operations	income	return of capital	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
November 30, 2020**	$9.22	.11	.26	.37	(.10)	—	(.10)	$9.49	4.08*	$126,318	.43*	1.11*	9*
May 31, 2020	9.19	.23	.03	.26	(.23)	—	(.23)	9.22	2.85	125,885.83		2.51	19
May 31, 2019	8.97	.26	.22	.48	(.26)	—	(.26)	9.19	5.50	122,860.83		2.85	12
May 31, 2018	9.10	.27	(.14)	.13	(.26)	—	(.26)	8.97	1.49	132,244.82		2.94	24
May 31, 2017	9.34	.28	(.24)	.04	(.28)	—	(.28)	9.10	.47	149,844.83		3.10	19
May 31, 2016	9.20	.30	.13	.43	(.29)	—[c]	(.29)	9.34	4.85	161,612	.81[d]	3.24[d]	12
Class B
November 30, 2020**	$9.20	.08	.27	.35	(.08)	—	(.08)	$9.47	3.77*	$553	.73*	.81*	9*
May 31, 2020	9.17	.17	.03	.20	(.17)	—	(.17)	9.20	2.21	767	1.45	1.89	19
May 31, 2019	8.96	.20	.22	.42	(.21)	—	(.21)	9.17	4.73	1,263	1.45	2.23	12
May 31, 2018	9.08	.21	(.12)	.09	(.21)	—	(.21)	8.96	.97	2,111	1.44	2.32	24
May 31, 2017	9.32	.23	(.24)	(.01)	(.23)	—	(.23)	9.08	(.15)	3,413	1.45	2.48	19
May 31, 2016	9.19	.24	.13	.37	(.24)	—[c]	(.24)	9.32	4.09	4,198	1.43[d]	2.62[d]	12
Class C
November 30, 2020**	$9.22	.07	.27	.34	(.07)	—	(.07)	$9.49	3.69*	$9,411	.80*	.74*	9*
May 31, 2020	9.19	.16	.03	.19	(.16)	—	(.16)	9.22	2.06	11,305	1.60	1.74	19
May 31, 2019	8.98	.19	.21	.40	(.19)	—	(.19)	9.19	4.57	14,524	1.60	2.08	12
May 31, 2018	9.10	.20	(.13)	.07	(.19)	—	(.19)	8.98	.83	18,524	1.59	2.17	24
May 31, 2017	9.34	.21	(.24)	(.03)	(.21)	—	(.21)	9.10	(.30)	23,712	1.60	2.33	19
May 31, 2016	9.21	.23	.12	.35	(.22)	—[c]	(.22)	9.34	3.93	24,531	1.58[d]	2.47[d]	12
Class R6
November 30, 2020**	$9.23	.12	.27	.39	(.12)	—	(.12)	$9.50	4.22*	$258	.29*	1.25*	9*
May 31, 2020	9.20	.25	.03	.28	(.25)	—	(.25)	9.23	3.10	220.57		2.76	19
May 31, 2019	8.99	.28	.22	.50	(.29)	—	(.29)	9.20	5.67	234.57		3.13	12
May 31, 2018†	8.93	.01	.06	.07	(.01)	—	(.01)	8.99	.76*	10	.02*	.08*	24
Class Y
November 30, 2020**	$9.23	.12	.27	.39	(.12)	—	(.12)	$9.50	4.21*	$16,388	.30*	1.24*	9*
May 31, 2020	9.20	.25	.03	.28	(.25)	—	(.25)	9.23	3.08	11,612.60		2.74	19
May 31, 2019	8.99	.28	.21	.49	(.28)	—	(.28)	9.20	5.61	11,242.60		3.08	12
May 31, 2018	9.11	.29	(.13)	.16	(.28)	—	(.28)	8.99	1.84	11,662.59		3.16	24
May 31, 2017	9.35	.31	(.25)	.06	(.30)	—	(.30)	9.11	.71	10,903.60		3.33	19
May 31, 2016	9.21	.32	.14	.46	(.31)	(.01)	(.32)	9.35	5.08	8,541	.58[d]	3.47[d]	12

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Pennsylvania Tax Exempt Income Fund	Pennsylvania Tax Exempt Income Fund 33

Notes to financial statements 11/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2020 through November 30, 2020.

Putnam Pennsylvania Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Pennsylvania personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Pennsylvania personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

34 Pennsylvania Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Pennsylvania Tax Exempt Income Fund 35

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early

36 Pennsylvania Tax Exempt Income Fund

termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$481,235	$1,905,005	$2,386,240

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $144,941,154, resulting in gross unrealized appreciation and depreciation of $10,962,053 and $307,279, respectively, or net unrealized appreciation of $10,654,774.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Pennsylvania Tax Exempt Income Fund 37

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.214% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$44,436	Class R6	59
Class B	226	Class Y	4,716
Class C	3,473	Total	$52,910

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $17,100 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $106, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

38 Pennsylvania Tax Exempt Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$158,072
Class B	1.00%	0.85%	2,764
Class C	1.00%	1.00%	50,084
Total			$210,920

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares. Effective July 1, 2020, the Trustees have approved payment by the fund at a rate of 0.25% of all assets attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,767 from the sale of class A, and received no monies and $19 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$13,482,961	$13,412,568
U.S. government securities (Long-term)	—	—
Total	$13,482,961	$13,415,568

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Pennsylvania Tax Exempt Income Fund 39

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	449,751	$4,221,905	1,764,135	$16,419,266
Shares issued in connection with
reinvestment of distributions	136,178	1,281,762	302,805	2,811,641
	585,929	5,503,667	2,066,940	19,230,907
Shares repurchased	(931,251)	(8,767,457)	(1,777,479)	(16,301,596)
Net increase (decrease)	(345,322)	$(3,263,790)	289,461	$2,929,311

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	4,768	$44,406	163	$1,507
Shares issued in connection with
reinvestment of distributions	437	4,102	1,775	16,443
	5,205	48,508	1,938	17,950
Shares repurchased	(30,218)	(282,140)	(56,234)	(518,222)
Net decrease	(25,013)	$(233,632)	(54,296)	$(500,272)

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	60,396	$568,691	135,472	$1,262,905
Shares issued in connection with
reinvestment of distributions	7,223	67,988	21,786	202,315
	67,619	636,679	157,258	1,465,220
Shares repurchased	(302,344)	(2,831,444)	(510,653)	(4,740,588)
Net decrease	(234,725)	$(2,194,765)	(353,395)	$(3,275,368)

	YEAR ENDED 5/31/20 *
Class M	Shares	Amount
Shares sold	8,798	$81,758
Shares issued in connection with reinvestment of distributions	2,622	24,390
	11,420	106,148
Shares repurchased	(412,091)	(3,828,884)
Net decrease	(400,671)	$(3,722,736)

40 Pennsylvania Tax Exempt Income Fund

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,176	$29,807	1,991	$18,461
Shares issued in connection with
reinvestment of distributions	313	2,954	705	6,559
	3,489	32,761	2,696	25,020
Shares repurchased	(140)	(1,318)	(4,354)	(38,075)
Net increase (decrease)	3,349	$31,443	(1,658)	$(13,055)

	SIX MONTHS ENDED 11/30/20		YEAR ENDED 5/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	544,789	$5,133,549	300,991	$2,798,955
Shares issued in connection with
reinvestment of distributions	16,155	152,293	31,965	297,119
	560,944	5,285,842	332,956	3,096,074
Shares repurchased	(94,281)	(887,524)	(296,362)	(2,742,060)
Net increase	466,663	$4,398,318	36,594	$354,014

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R6	1,204	4.4%	$11,438

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/20	cost	proceeds	income	of 11/30/20
Short-term investments
Putnam Short Term
Investment Fund*	$3,761,784	$18,104,795	$14,711,670	$6,425	$7,154,909
Total Short-term
investments	$3,761,784	$18,104,795	$14,711,670	$6,425	$7,154,909

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Pennsylvania and may be affected by economic and political developments in that state.

Pennsylvania Tax Exempt Income Fund 41

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*
OTC total return swap contracts (notional)	$3,000,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$41,322	Payables	$—
Total		$41,322		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$23,571	$161,793	$185,364
Total	$23,571	$161,793	$185,364

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(5,947)	$(5,947)
Total	$(5,947)	$(5,947)

42 Pennsylvania Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Morgan Stanley & Co.	Total
International PLC
Assets:
OTC Total return swap contracts*#	$ 41,322	$ 41,322
Total Assets	$41,322	$41,322
Liabilities:
OTC Total return swap contracts*#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$41,322	$41,322
Total collateral received (pledged)†##	$—
Net amount	$41,322
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Pennsylvania Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Pennsylvania Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Pennsylvania Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2021